The Fund

Dreyfus Premier Core Value Fund
                                           --------------------------------

                                           Ticker Symbols  CLASS A: DCVIX
                                                           CLASS B: DBCVX
                                                           CLASS C: DCVCX
                                                           CLASS R: DTCRX
                                                           CLASS T: DCVTX
                                              INSTITUTIONAL SHARES: DCVFX

Contents

The Fund
--------------------------------------------------------------------------------

Goal/Approach                                                  INSIDE COVER

Main Risks                                                                1

Past Performance                                                          2

Expenses                                                                  3

Management                                                                4

Financial Highlights                                                      5

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                          8

Distributions and Taxes                                                  11

Services for Fund Investors                                              12

Instructions for Regular Accounts                                        13

Instructions for IRAs                                                    14

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

GOAL/APPROACH

The fund seeks long-term capital growth as a primary objective, with current income as a secondary objective. These objectives may be changed without shareholder approval. To pursue its goals, the fund invests primarily in equity securities of large-cap value companies. The fund's equity investments may include common stocks and securities convertible into common stocks. The fund invests mainly in the stocks of U.S. issuers; it limits its foreign stock holdings to 20% of the value of its total assets.


In choosing stocks, the portfolio manager focuses on individual stock selection (a "bottom-up" approach) rather than forecasting stock market trends (a "top-down" approach), and looks for value companies. A three-step value screening process is used to select stocks:


(pound) VALUE: quantitative screens track traditional measures such as price-to-earnings, price-to-book and price-to-sales ratios; these ratios are analyzed and compared against the market

(pound) SOUND BUSINESS FUNDAMENTALS: a company's balance sheet and income data are examined to determine the company's financial history

(pound) POSITIVE BUSINESS MOMENTUM: a company's earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine its financial condition


The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the manager's expectations.




Concepts to understand

VALUE COMPANIES: companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

LARGE-CAP COMPANIES: established companies that are considered "known quantities." Large-cap companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

MAIN RISKS


While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the fund will go up and down, which means that you could lose money.



Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the portfolio manager misgauged that worth. They also may decline in price, even though in theory they are already underpriced. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).


Foreign securities involve special risks such as changes in currency exchange rates, a lack of comprehensive company information, political instability and potentially less liquidity.

Under adverse market conditions, the fund could invest some or all of its assets in money market securities. Although the fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its primary investment objective.



The fund may invest in derivative securities, such as options, to hedge the fund's portfolio and also to increase returns. The fund may also invest in foreign currencies to hedge the fund's portfolio. When employed, these practices may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the fund's performance.


At times, the fund may engage in short-term trading, which could produce higher brokerage costs and taxable distributions, and lower the fund's after-tax performance accordingly.

                                                                     The Fund  1




PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in the fund. The bar chart shows the changes in the fund's Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total return of each of the fund's share classes to that of the Standard & Poor's 500/BARRA Value Index ("S&P 500/BARRA Value"), a broad measure of stock performance. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------


Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES


22.87   4.03    16.51   0.38    35.56   21.44   25.21   7.06    17.29   11.21
91      92      93      94      95      96       97      98     99      00




BEST QUARTER:                    Q2 '97                         +15.28%


WORST QUARTER:                   Q3 '98                         -14.55%


--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/00


                                                                                                                      Since
                              Inception date                 1 Year              5 Years             10 Years        inception
-------------------------------------------------------------------------------------------------------------------------------


CLASS A                          (2/6/47)                       4.81%              14.88%             15.02%              --

CLASS B                          (1/16/98)                      6.39%                 --                --              11.66%

CLASS C                          (1/16/98)                      9.35%                 --                --              12.47%

CLASS R                          (8/4/94)                      11.49%              16.48%               --              17.75%

CLASS T                          (8/16/99)                      5.91%                 --                --               7.32%

INSTITUTIONAL
SHARES                           (2/1/93)                      11.30%              16.37%               --              16.39%

S&P 500/
BARRA VALUE                                                     6.08%              16.81%             16.88%            16.79%*

*    BASED ON THE LIFE OF INSTITUTIONAL SHARES. FOR COMPARATIVE PURPOSES THE
     VALUE OF THE INDEX ON 1/31/93 IS USED AS THE BEGINNING VALUE ON 2/1/93.





What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goals, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.






2

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table


                                                                                                                    INSTITUTIONAL
                                                            CLASS A     CLASS B     CLASS C     CLASS R     CLASS T       SHARES
--------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                      5.75        NONE        NONE        NONE        4.50          NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS           NONE*       4.00        1.00        NONE        NONE*         NONE
---------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                .90         .90         .90         .90         .90           .90

Rule 12b-1 fee                                                 .25        1.00        1.00        NONE         .50           .15

Other expenses                                                 .00         .00         .00         .00         .00           .00
---------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                         1.15        1.90        1.90         .90        1.40          1.05

*    SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE
     YEAR.

Expense example

                                              1 Year               3 Years             5 Years              10 Years
---------------------------------------------------------------------------------------------------------------------------------

CLASS A                                       $685                 $919                $1,172              $1,892

CLASS B
WITH REDEMPTION                               $593                 $897                $1,226              $1,848**

WITHOUT REDEMPTION                            $193                 $597                $1,026              $1,848**

CLASS C
WITH REDEMPTION                               $293                 $597                $1,026              $2,222
WITHOUT REDEMPTION                            $193                 $597                $1,026              $2,222

CLASS R                                       $92                  $287                $498                $1,108

CLASS T                                       $586                 $873                $1,181              $2,054

INSTITUTIONAL SHARES                          $107                 $334                $579                $1,283

**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.




Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund. Unlike the arrangements between most investment advisers and their funds, Dreyfus pays all fund expenses except for brokerage fees, taxes, interest, fees and expenses of the independent directors, Rule 12b-1 fees and extraordinary expenses.


RULE 12B-1 FEE: the fee paid out of fund assets (attributable to appropriate share classes) for distribution expenses and shareholder service. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                                     The Fund  3






MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $157 billion in over 190 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.90% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $520 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

The fund is managed by Valerie J. Sill. Ms. Sill is a portfolio manager of Dreyfus and senior vice president of The Boston Company Asset Management, Inc. (TBCAM), an affiliate of Dreyfus. She is also a member of the equity policy group of TBCAM. She previously served as director of equity research and as an equity research analyst for TBCAM. She has been employed by Dreyfus as a portfolio manager of the fund since February 1996.


The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.






4

FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.



                                                                                            YEAR ENDED DECEMBER 31,


CLASS A                                                                         2000       1999       1998      1997       1996
---------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           30.83      29.26     30.11      30.40      30.13

 Investment operations:  Investment income (loss) -- net                          .24(1)     .13(1)    .19        .22        .31

                         Net realized and unrealized gain (loss) on investments  3.04       4.78      1.95       6.98       6.03

 Total from investment operations                                                3.28       4.91      2.14       7.20       6.34

 Distributions:          Dividends from investment income -- net                 (.23)      (.13)     (.17)      (.23)      (.30)

                         Dividends in excess of investment income -- net           --         --        --       (.01)        --

                         Dividends from net realized gain on investments        (2.95)     (3.21)    (2.82)     (7.25)     (5.77)

 Total distributions                                                            (3.18)     (3.34)    (2.99)     (7.49)     (6.07)

 Net asset value, end of period                                                 30.93      30.83     29.26      30.11      30.40

 Total return (%)                                                               11.21(2)   17.29(2)   7.06(2)   25.21      21.44
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.15       1.15      1.15       1.14       1.13

 Ratio of net investment income to average net assets (%)                         .79        .41       .61        .64        .96

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)          --         --        --        .01        .02

 Portfolio turnover rate (%)                                                    88.70      91.22     84.32      92.99      88.46
---------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        634,410    590,129   555,863    585,624    486,816


(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(2)  EXCLUSIVE OF SALES CHARGE.

                                                                                               YEAR ENDED DECEMBER 31,


CLASS B                                                                               2000             1999            1998(1)
---------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                                   30.64             29.19         29.04

 Investment operations:  Investment income (loss) -- net                                  .01(2)           (.10)(2)      (.02)

                         Net realized and unrealized gain (loss) on investments          3.01              4.76          3.00

 Total from investment operations                                                        3.02              4.66          2.98

 Distributions:          Dividends from investment income -- net                         (.03)               --          (.01)

                         Dividends from net realized gain on investments                (2.95)            (3.21)        (2.82)

 Total distributions                                                                    (2.98)            (3.21)        (2.83)

 Net asset value, end of period                                                         30.68             30.64         29.19

 Total return (%)(3)                                                                    10.39             16.37         10.24(4)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                             1.90              1.90          1.82(4)

 Ratio of net investment income (loss) to average net assets (%)                          .03              (.33)         (.14)(4)

 Portfolio turnover rate (%)                                                            88.70             91.22         84.32
---------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                 17,209             6,792         2,033


(1)  FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1998.
(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(3)  EXCLUSIVE OF SALES CHARGE.

(4)  NOT ANNUALIZED.

                                                                      The Fund 5





FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           YEAR ENDED DECEMBER 31,


 CLASS C                                                                              2000             1999             1998(1)
---------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                               30.64             29.19            29.04

 Investment operations:  Investment income (loss) -- net                              .00(2,3)         (.11)(3)         (.02)

                         Net realized and unrealized gain (loss) on investments      3.02              4.77             3.00

 Total from investment operations                                                    3.02              4.66             2.98

 Distributions:          Dividends from investment income -- net                     (.03)               --             (.01)

                         Dividends from net realized gain on investments            (2.95)            (3.21)           (2.82)

 Total distributions                                                                (2.98)            (3.21)           (2.83)

 Net asset value, end of period                                                     30.68             30.64            29.19

 Total return (%)(4)                                                                10.35             16.41            10.24(5)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                         1.90              1.90             1.82(5)

 Ratio of net investment income (loss) to average net assets (%)                      .01              (.35)            (.13)(5)

 Portfolio turnover rate (%)                                                        88.70             91.22            84.32
--------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                              3,459             1,192              195


(1)  FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1998.

(2)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(4)  EXCLUSIVE OF SALES CHARGE.
(5)  NOT ANNUALIZED.

                                                                                              YEAR ENDED DECEMBER 31,


 CLASS R                                                                       2000       1999       1998      1997       1996
--------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                          30.82      29.25     30.11      30.46     30.18

 Investment operations:  Investment income (loss) -- net                         .32(1)     .20(1)    .26        .33(1)    .36

                         Net realized and unrealized gain (loss) on investments 3.04       4.79      1.95       6.90      6.08

 Total from investment operations                                               3.36       4.99      2.21       7.23      6.44

 Distributions:          Dividends from investment income -- net                (.31)      (.21)     (.25)      (.32)     (.39)

                         Dividends in excess of investment income -- net          --         --        --       (.01)       --

                         Dividends from net realized gain on investments       (2.95)     (3.21)    (2.82)     (7.25)    (5.77)

 Total distributions                                                           (3.26)     (3.42)    (3.07)     (7.58)    (6.16)

 Net asset value, end of period                                                30.92      30.82     29.25      30.11     30.46

 Total return (%)                                                              11.49      17.59      7.01      25.54     21.74
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     .90        .90       .90        .89       .88

 Ratio of net investment income (loss) to average net assets (%)                1.03        .65       .82        .88      1.23

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)         --         --        --        .01       .02

 Portfolio turnover rate (%)                                                   88.70      91.22     84.32      92.99     88.46
--------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         1,138        885       842        867    11,618


(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.



6


                                                                                            YEAR ENDED DECEMBER 31,


CLASS T                                                                                  2000                    1999(1)
--------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                     30.84                    32.45

 Investment operations:  Investment income (loss) -- net                                   .17(2)                   .01(2)

                         Net realized and unrealized gain (loss) on investments           3.03                     1.23

 Total from investment operations                                                         3.20                     1.24

 Distributions:          Dividends from investment income -- net                          (.16)                    (.02)

                         Dividends from net realized gain on investments                 (2.95)                   (2.83)

 Total distributions                                                                     (3.11)                   (2.85)

 Net asset value, end of period                                                          30.93                    30.84

 Total return (%)(3)                                                                     10.89                     4.10(4)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                               1.40                      .53(4)

Ratio of net investment income (loss) to average net assets (%)                            .57                      .05(4)

Portfolio turnover rate (%)                                                              88.70                    91.22
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                      154                       18


(1)  FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31,
     1999.
(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(3)  EXCLUSIVE OF SALES CHARGE.
(4)  NOT ANNUALIZED.

                                                                                             YEAR ENDED DECEMBER 31,


 INSTITUTIONAL SHARES                                                        2000       1999       1998      1997       1996
---------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                         30.81      29.24     30.10      30.38      30.12

 Investment operations:  Investment income (loss) -- net                        .27(1)     .16(1)    .22        .26        .36

                         Net realized and unrealized gain (loss)
                         on investments                                        3.04       4.78      1.95       6.98       6.01

 Total from investment operations                                              3.31       4.94      2.17       7.24       6.37

 Distributions:          Dividends from investment income -- net               (.27)      (.16)     (.21)      (.26)      (.34)

                         Dividends in excess of investment income -- net         --         --        --       (.01)        --

                         Dividends from net realized gain on investments      (2.95)     (3.21)    (2.82)     (7.25)     (5.77)

 Total distributions                                                          (3.22)     (3.37)    (3.03)     (7.52)     (6.11)

 Net asset value, end of period                                               30.90      30.81     29.24      30.10      30.38

 Total return (%)                                                             11.30      17.41      7.17      25.34      21.57
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                   1.05       1.05      1.05       1.04       1.03

 Ratio of net investment income (loss) to average net assets (%)                .89        .50       .71        .74       1.07

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)        --         --        --        .01        .02

 Portfolio turnover rate (%)                                                  88.70      91.22     84.32      92.99      88.46
--------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                       63,473     65,111    74,058     80,427     71,894


(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

                                                                     The Fund  7




Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described here.


YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a CDSC.


(pound) CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon

(pound) CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon

(pound) CLASS C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon

(pound) CLASS R shares are designed for eligible institu-tions on behalf of their clients (individuals may not purchase these shares directly)


(pound) CLASS T shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and have a shorter-term investment horizon. Because Class A has lower expenses than Class T, if you invest $1 million or more in the fund, you should consider buying Class A shares.


(pound) INSTITUTIONAL shares are offered to those customers of certain financial planners and investment advisers who held shares of a predecessor class of the fund on April 4, 1994 (this share class is not available for new accounts)

Your financial representative can help you choose the share class that is appropriate for you.



Reduced Class A and Class T sales charge

LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period at the same sales charge as if all shares had been purchased at once.

RIGHT OF ACCUMULATION: lets you add the value of any shares you own in this fund, any other Dreyfus Premier fund, or any other fund that is advised by Founders Asset Management LLC (Founders), an affiliate of Dreyfus, sold with a sales load, to the amount of your next Class A or Class T investment for purposes of calculating the sales charge.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.





8

Share class charges

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you. Shareholders holding Class A shares since January 15, 1998 are not subject to any front-end sales loads.


--------------------------------------------------------------------------------

Sales charges

CLASS A AND CLASS T -- CHARGED WHEN YOU BUY SHARES

                                                     Sales charge                               Sales charge
                                                     deducted as a %                            as a % of your
Your investment                                      of offering price                          net investment
--------------------------------------------------------------------------------------------------------------------------------
                                                     Class               Class                  Class               Class
                                                     A                   T                      A                   T
---------------------------------------------------------------------------------------------------------------------------------

Up to $49,999                                        5.75%               4.50%                  6.10%               4.70%

$50,000 -- $99,999                                   4.50%               4.00%                  4.70%               4.20%

$100,000 -- $249,999                                 3.50%               3.00%                  3.60%               3.10%

$250,000 -- $499,999                                 2.50%               2.00%                  2.60%               2.00%

$500,000 -- $999,999                                 2.00%               1.50%                  2.00%               1.50%

$1 million or more*                                  0.00%               0.00%                  0.00%               0.00%

*    A 1.00% CDSC may be charged on any shares sold within one year of purchase
     (except shares bought through dividend reinvestment).

Class A shares carry an annual Rule 12b-1 fee of 0.25%, and Class T shares carry an annual Rule 12b-1 fee of 0.50%, of the respective class's average daily net assets.
--------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 1.00% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 1.00% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS R -- NO SALES LOAD OR RULE 12B-1 FEES
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES -- NO SALES LOAD

Institutional shares carry an annual Rule 12b-1 fee of 0.15% of the class's average daily net assets.



Buying shares

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

--------------------------------------------------------------------------------

Minimum investments

                                   Initial         Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000          $100; $500 FOR DREYFUS
                                                   TELETRANSFER INVESTMENTS

TRADITIONAL IRAS                   $750            NO MINIMUM

SPOUSAL IRAS                       $750            NO MINIMUM

ROTH IRAS                          $750            NO MINIMUM

EDUCATION IRAS                     $500            NO MINIMUM
                                                   AFTER THE FIRST YEAR



All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day. Institutional shares are not available for new accounts.




Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C, R and Institutional shares are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.

                                                              Your Investment  9





ACCOUNT POLICIES (CONTINUED)

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME through your financial representative, or you can contact the fund directly. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.


BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

(pound) if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

(pound)  the fund will not process wire, telephone or Dreyfus
         TeleTransfer redemption requests for up to eight business days following the purchase of those shares


-------------------------------------------------------------------------------


Limitations on selling shares by phone

Proceeds
sent by                    Minimum                     Maximum
-------------------------------------------------------------------------------

CHECK                      NO MINIMUM                  $250,000 PER DAY


WIRE                       $1,000                      $500,000 FOR JOINT
                                                       ACCOUNTS EVERY 30 DAYS


DREYFUS                    $500                        $500,000 FOR JOINT
TELETRANSFER                                           ACCOUNTS EVERY 30 DAYS




Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

(pound) amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

(pound) requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.





10

General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

(pound) refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

(pound) refuse any purchase or exchange request in excess of 1% of the fund's total assets

(pound) change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

(pound)  change its minimum investment amounts

(pound) delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).



Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.



DISTRIBUTIONS AND TAXES

THE FUND USUALLY PAYS ITS SHAREHOLDERS quarterly dividends from its net investment income, and distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

FUND DIVIDENDS AND OTHER DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions

Type of                       Tax rate for          Tax rate for

distribution                  15% bracket           28% bracket or above
--------------------------------------------------------------------------------

INCOME                        ORDINARY              ORDINARY
DIVIDENDS                     INCOME RATE           INCOME RATE

SHORT-TERM                    ORDINARY              ORDINARY
CAPITAL GAINS                 INCOME RATE           INCOME RATE

LONG-TERM
CAPITAL GAINS                 8%/10%                18%/20%


Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.






Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.


The table above can provide a guide for potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 28% tax rate bracket, purchased after December 31, 2000.


                                                             Your Investment  11






SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS PAYROLL                 For making automatic investments
SAVINGS PLAN                    through a payroll deduction.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                the fund into another Dreyfus fund
                                or certain Founders-advised funds
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges from
EXCHANGE PRIVILEGE              the fund into another Dreyfus fund
                                or certain Founders-advised funds.
--------------------------------------------------------------------------------

For selling shares


DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
                                on Class B shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.




Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.


Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contact your financial representative.


Reinvestment privilege

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.




12



INSTRUCTIONS FOR REGULAR ACCOUNTS

TO OPEN AN ACCOUNT

         In Writing

Complete the application.

Mail your application and a check to:
Name of Fund
P.O. Box 6587, Providence, RI 02940-6587
Attn: Institutional Processing


           By Telephone

WIRE  Have your bank send your
investment to The Boston Safe Deposit &
Trust Co., with these instructions:
   * ABA# 011001234
   * DDA# 044210 (Class A, B, C, R & T)
   * the fund name
   * the share class
   * your Social Security or tax ID number
   * name(s) of investor(s)
   * dealer number if applicable

Call us to obtain an account number.
Return your application with the account number on the application.


           Automatically

WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.






TO ADD TO AN ACCOUNT

Fill out an investment slip, and write
your account number on your check.

Mail the slip and the check to:
Name of Fund P.O. Box 6587, Providence, RI 02940-6587
Attn: Institutional Processing


WIRE Have your bank send your investment to The Boston Safe Deposit & Trust
Co., with these instructions:
* ABA# 011001234
* DDA# 044210 (Class A, B, C, R & T)
* DDA# 044121 (Institutional Class)
* the fund name
* the share class
* your account number
* name(s) of investor(s)
* dealer number if applicable

ELECTRONIC CHECK Same as wire, but before your account number insert "4010" for Class A, "4720" for Class B, "4730" for
Class C, "4440" for Class R, "5620" for
Class T, or "4020" for Institutional Class.


DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.



ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.



TO SELL SHARES

Write a letter of instruction that includes:
* your name(s) and signature(s)
* your account number
* the fund name

* the share class

* the dollar amount you want to sell
* how and where to send the proceeds


Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").


Mail your request to:
The Dreyfus Family of Funds
P.O. Box 6587, Providence, RI 02940-6587
Attn: Institutional Processing



WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.


DREYFUS TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.


CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.



AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.



To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.



Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

                                                             Your Investment  13








INSTRUCTIONS FOR IRAS

TO OPEN AN ACCOUNT

         In Writing

Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

Mail your application and a check to:
The Dreyfus Trust Company, Custodian
P.O. Box 6427, Providence, RI 02940-6427
Attn: Institutional Processing


           By Telephone
              ________


          Automatically
              _________





TO ADD TO AN ACCOUNT

Fill out an investment slip, and write
your account number on your check.
Indicate the year the contribution is for.

Mail the slip and the check to:
The Dreyfus Trust Company, Custodian
P.O. Box 6427, Providence, RI 02940-6427
Attn: Institutional Processing


WIRE Have your bank send your investment to The Boston Safe Deposit & Trust
Co., with these instructions:
* ABA# 011001234
* DDA# 044210 (Class A, B, C, R & T)
* DDA# 044121 (Institutional Class)
* the fund name
* the share class * your account number
* name of investor
* the contribution year
* dealer number if applicable

ELECTRONIC CHECK Same as wire, but before your account number insert "4010" for Class A, "4720" for Class B, "4730" for
Class C, "4440" for Class R, "5620" for
Class T, or "4020" for Institutional Class.


ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.



TO SELL SHARES

Write a letter of instruction that includes:
* your name and signature
* your account number and fund name

* the share class

* the dollar amount you want to sell
* how and where to send the proceeds
* whether the distribution is qualified or premature
* whether the 10% TEFRA should be withheld


Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").


Mail your request to:
The Dreyfus Trust Company
P.O. Box 6427, Providence, RI 02940-6427
Attn: Institutional Processing

                    __________



SYSTEMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.



For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.







14








NOTES




For More Information

Dreyfus Premier Core Value Fund
A series of The Dreyfus/Laurel Funds Trust
--------------------------------------
SEC file number:  811-5240



More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).




To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
 144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:
http://www.sec.gov


You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or, by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation
312P0501